Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
Significant accounting policies
2. Significant accounting policies:
(a) Basis of preparation:
     Our consolidated financial statements include the accounts of the legal entities discussed above and their wholly owned subsidiaries. All material inter-company balances and transactions have been eliminated in consolidation.
(b) Foreign currency translation:
     Assets and liabilities of foreign subsidiaries, whose functional currencies are the local currency, are translated from their respective functional currencies to U.S. dollars at the balance sheet date exchange rates. Income and expense items are translated at the average rates of exchange prevailing during the period. Foreign exchange gains and losses resulting from translation of account balances are included in income or loss in the year in which they occur. The adjustment resulting from translating the financial statements of such foreign subsidiaries into U.S. dollars is reflected as a separate component of stockholders’ equity.
(c) Revenue recognition:
     We recognize service revenue when it is realized and earned. We consider revenue to be realized and earned when the services have been provided to the customer, the product has been delivered, the sales price is fixed or determinable and collectability is reasonably assured. Generally, services are provided over a relatively short time.
     Revenue and costs on drilling contracts are recognized as work progresses. Progress is measured and revenues recognized based upon agreed day-rate charges. For certain contracts, we may receive additional lump-sum payments for the mobilization of rigs and other drilling equipment. Consistent with the drilling contract day-rate revenues and charges, revenues and related direct costs incurred for the mobilization are deferred and recognized over the term of the related drilling contract. Costs incurred to relocate rigs and other drilling equipment to areas in which a contract has not been secured are expensed as incurred.
     We recognize revenue under service contracts as services are performed. We had no significant unearned revenues associated with long-term service contracts as of December 31, 2010 and 2009.
(d) Cash and cash equivalents:
     Short-term investments with maturities of less than three months are considered to be cash equivalents and are recorded at cost, which approximates fair market value. For purposes of the consolidated statements of cash flows, we consider all investments in highly liquid debt instruments with original maturities of three months or less to be cash equivalents. We invest excess cash in overnight investments which are accounted for as cash. At December 31, 2010, our cash and cash equivalents exceeded what is federally insured.
(e) Trade accounts receivable:
     Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is our best estimate of the amount of probable credit losses incurred in our existing accounts receivable. We determine the allowance based on historical write-off experience, account aging and our assumptions about the oil and gas industry economic cycle. We review our allowance for doubtful accounts monthly. Past due balances over 90 days and over a specified amount are reviewed individually for collectability. All other balances are reviewed on a pooled basis. Account balances are charged off against the allowance after all appropriate means of collection have been exhausted and the potential for recovery is considered remote. Considering our customer base, we do not believe that we have any significant concentrations of credit risk other than our concentration in the oil and gas industry. We have no significant off balance-sheet credit exposure related to our customers.
(f) Inventory:
     Inventory, which consists of finished goods, materials and supplies held for resale, work in process and bulk fuel, is carried at the lower of cost or market. Market is defined as net realizable value for finished goods and as replacement cost for manufacturing parts and materials. Cost is determined on a first-in, first-out basis for refurbished parts and an average cost basis for all other inventories and includes the cost of raw materials and labor for finished goods. We record a reserve for excess and obsolete inventory based upon specific identification of items based on periodic reviews of inventory on hand.
(g) Property, plant and equipment:
          Property, plant and equipment are carried at cost less accumulated depreciation. Major betterments are capitalized. Repairs and maintenance that do not extend the useful life of equipment are expensed.
     Depreciation is provided over the estimated useful life of each asset as follows:

Asset	Basis	Rate
Buildings	straight-line	39 years
Field Equipment:
Wireline, optimization and coiled tubing equipment	straight-line	10 years
Production testing equipment	straight-line	15 years
Drilling rigs	straight-line	20 years
Well-servicing rigs	straight-line	10 to 25 years
Pressure pumping equipment	straight-line	10 years
Office furniture and computers	straight-line	3 to 7 years
Leasehold improvements	straight-line	Shorter of 5 years or the life of the lease
Vehicles and other equipment	straight-line	3 to 10 years
(h) Intangible assets:
     Intangible assets, consisting of acquired customer relationships, service marks, non-compete agreements, acquired patents and technology, are carried at cost less accumulated amortization, which is calculated on a straight-line basis over a period of 2 to 10 years depending on the asset’s estimated useful life. The weighted average amortization period for these intangible assets was approximately 4 years as of December 31, 2010.
(i) Impairment of long-lived assets:
     We review long-lived assets including property, plant and equipment and intangible assets with definite lives for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. When assets are determined to be held for sale, they are separately presented in the appropriate asset and liability sections of the balance sheet and reported at the lower of the carrying amount or fair value less cost to sell, and are no longer depreciated. We recorded a fixed asset and other intangibles impairment loss of $38,646 for the year ended December 31, 2009. See Note 6, “Property, plant and equipment.”
(j) Asset retirement obligations:
     Asset retirement obligations are recorded at fair value as a liability in the period in which a legal obligation is incurred associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development, and/or normal use of the assets in accordance with U.S. GAAP. Furthermore, a corresponding asset is recorded and depreciated over the contractual term of the underlying asset. Subsequent to the initial measurement of the asset retirement obligation, the obligation is adjusted at the end of each period to reflect the passage of time and changes in the estimated future cash flows underlying the obligation. We recorded asset retirement obligations of $5,022 as of December 31, 2010 related to the expected cost to plug our saltwater disposal wells at the end of the service lives of the assets, as well as other retirement commitments. We did not have significant retirement obligations recorded at December 31, 2009 and 2008.
(k) Deferred financing costs:
     Deferred financing costs associated with long-term debt under our revolving credit facilities and senior notes are carried at cost and are expensed over the term of the applicable long-term debt facility or the term of the notes.
(l) Goodwill:
     Goodwill represents the excess of costs over the fair value of the assets and liabilities of businesses acquired. U.S. GAAP requires an impairment test at least annually, or more frequently if indicators of impairment are present, whereby we estimate the fair value of the asset by discounting future cash flows at a projected cost of capital rate. If the fair value estimate is less than the carrying value of the asset, an additional test is required whereby we apply a purchase price allocation consistent with authoritative guidance pertaining to business combinations. If impairment is still indicated, we would record an impairment loss in the current reporting period for the amount by which the carrying value of the intangible asset exceeds its implied fair value. We did not record a goodwill impairment for the year ended 2010. We recorded goodwill impairment losses for each of the years ended December 31, 2009 and 2008. See (t) “Fair value measurements” and Note 15, “Segment information.”
(m) Deferred income taxes:
     We follow the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are determined based upon temporary differences between the carrying amount and tax basis of our assets and liabilities and measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period in which the change occurs. We record a valuation allowance when we believe that it is more likely than not that a deferred tax asset will not be realized.
     In assessing the realizability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.
(n) Financial instruments:
     The financial instruments recognized in the balance sheet consist of cash and cash equivalents, trade accounts receivable, revolving credit facilities, accounts payable and accrued liabilities, long-term debt and senior notes. The fair value of our financial instruments approximate their carrying amounts due to their current maturities or market rates of interest, except the senior notes which were issued in December 2006 with a fixed 8% coupon rate. At December 31, 2010 and 2009, the fair value of these notes was $669,500 and $641,875, respectively, based on the published closing prices for the applicable day.
(o) Per share amounts:
     In accordance with U.S. GAAP, we use the treasury stock method to calculate the dilutive effect of stock options and non-vested restricted stock on our earnings per share calculations. This method requires that we compare the presumed proceeds from the exercise of options and other dilutive instruments, including the expected tax benefit to us, to the exercise price of the instrument, and assume that we used the net proceeds to purchase shares of our common stock at the average price during the period. These assumed shares are then included in the calculation of the diluted weighted average shares outstanding for the period, if such instruments are not deemed to be anti-dilutive.
(p) Stock-based compensation:
     We have stock-based compensation plans for our employees, officers and directors to acquire common stock. For stock option grants made prior to January 1, 2006, no compensation expense was recorded if the stock options were issued at fair value on the date of grant. Accordingly, we did not recognize compensation expense associated with these stock option grants. Subsequent to January 1, 2006, we measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award, with limited exceptions, by using an option pricing model to determine fair value. We applied the modified-prospective transition method to account for grants of stock options between September 30, 2005, the date of our initial filing with the Securities and Exchange Commission, and December 31, 2005. For stock options granted on or after January 1, 2006, we use the prospective transition method to account for these grants and record compensation expense. See Note 12, “Stockholders’ equity.”
(q) Research and development:
     Research and development costs are charged to income as period costs when incurred.
(r) Contingencies:
     Liabilities for loss contingencies, including environmental remediation costs not within the scope of FASB guidance provided with regard to asset retirement obligations and which arise from claims, assessments, litigation, fines, and penalties and other sources, are recorded when it is probable that a liability has been incurred and the amount of the assessment and/or remediation can be reasonably estimated.
(s) Measurement uncertainty:
     Our consolidated financial statements are prepared in accordance with U.S. GAAP. The preparation of the consolidated financial statements in accordance with U.S. GAAP necessarily requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. We evaluate our estimates including those related to bad debts, inventory obsolescence, useful lives of property, plant and equipment, goodwill, intangible assets, income taxes, contingencies and litigation on an ongoing basis. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Under different assumptions or conditions, the actual results could differ, possibly materially, from those previously estimated. Many of the conditions impacting these assumptions are estimates outside of our control.
(t) Fair value measurement:
     We evaluate fair value measurements in accordance with U.S. GAAP, which requires us to base our estimates on assumptions that a market participant might use to price an asset or liability, and to establish a hierarchy that prioritizes the information used to determine fair value, whereby quoted market prices in active markets are given highest priority with lowest priority given to data provided by the reporting entity based on unobservable facts. U.S. GAAP requires disclosure of significant fair value measurements by level within the prescribed hierarchy.
     We generally apply fair value valuation techniques on a non-recurring basis associated with: (1) valuing assets and liabilities acquired in connection with business combinations and other transactions; (2) valuing potential impairment loss related to long-lived assets; and (3) valuing potential impairment loss related to goodwill and indefinite-lived intangible assets. We generally do not hold a significant investment in trading securities, and we were not party to significant derivative contract arrangements during the years ended December 31, 2010, 2009 or 2008.
Business combinations and other transactions:
     We acquired several businesses during the years ended December 31, 2010 and 2008, but did not complete any such business combinations during the year ended December 31, 2009. To determine the fair value of the assets acquired, primarily fixed assets, we generally obtain assistance from an independent appraiser to determine the fair value of the assets acquired based upon the value of comparable assets in the market as of the date of the acquisition. For one business acquired in late 2010, the assets were recently constructed and cost was deemed to approximate fair value at the date of acquisition. In addition, we applied an income method approach to value identifiable intangible assets associated with our acquisitions, as applicable, including customer relationships, trade names and non-compete agreements. For working capital items, including receivables, payables and inventory, carrying value was deemed to approximate fair value. During the year ended December 31, 2010, we recorded an insignificant non-monetary exchange of assets which resulted in a gain on the transaction of $493. The fair value of the assets received in the exchange was $914 and was more readily determinable based upon the seller’s price for such equipment received in the exchange. For the year ended December 31, 2009, we acquired certain property, plant and equipment at a subsidiary in Canada through a non-monetary exchange of assets, as further described in Note 6, “Property, plant and equipment.” We determined that this transaction had economic substance and that the assets received should be recorded at the fair value of the assets surrendered in the exchange. To determine the fair value of these assets, management obtained assistance from a third-party appraiser and used the orderly-liquidation value of the assets surrendered as an estimate of fair value. This transaction resulted in a loss of $4,868 for the year ended December 31, 2009.
Long-lived assets:
     We reviewed our tangible fixed assets and intangible assets with definite lives at December 31, 2010 and noted no significant indicators of impairment. Therefore, no impairment losses related to long-lived assets were recorded for the year ended December 31, 2010. In September 2009, we evaluated the fair value of assets in our contract drilling business with the assistance of a third-party appraiser and determined that the carrying value of certain of these drilling rigs exceeded the fair value estimates. We projected the undiscounted cash flows associated with these rigs, including an estimate of salvage value, and compared these expected future cash flows to the carrying amount of the rigs. If the undiscounted cash flows exceeded the carrying amount, no further testing was performed and the rig was deemed to not be impaired. If the undiscounted cash flows did not exceed the carrying value, we estimated the fair market value of the equipment based on management estimates and general market data obtained by the third-party appraiser using the sales comparison market approach, which included the analysis of recent sales and offering prices of similar equipment to arrive at an indication of the most probable selling price for the equipment. The result of this analysis was a calculated fixed asset impairment of $36,158, which was recorded as an impairment loss in the accompanying statement of operations for the year ended December 31, 2009. This impairment charge was allocated entirely to the Drilling Services business segment. This impairment was deemed necessary due to an overall decline in oil and gas exploration and production activity in late 2008 which extended throughout 2009, as well as management’s expectation of future operating results for this business segment for the foreseeable future. We continue to evaluate the remaining useful lives of our drilling rigs, and have considered our depreciation methodology and these estimates of useful lives in our projected future cash flows associated with these assets.
     In addition, we evaluated certain long-term intangible assets with definite lives in accordance with U.S. GAAP as of December 31, 2009. Based on our review, we believe that impairment was indicated at one of our businesses due to lower-than-expected results, revised expected future cash flows for the business and changes in local management. Therefore, we determined that certain non-compete agreements and customer relationship intangibles were impaired at December 31, 2009, with the assistance of a third-party consultant. We recorded an impairment charge related to these intangible assets totaling $2,488 in the accompanying statement of operations for the year ended December 31, 2009.
Goodwill:
     We evaluated our goodwill and indefinite-lived intangible assets in accordance with the recoverability tests prescribed by U.S. GAAP as of our annual testing date in 2010. We prepared several valuation models including a discounted cash flow analysis, a market multiples approach and a review of precedent transactions, with the assistance of third-party consultants. We weighted these valuation methodologies, with greatest weight given to our discounted cash flow projections, which included assumptions related to organic growth, capital investment, working capital needs, residual value and other assumptions. Based on this analysis, we determined that our goodwill and indefinite-lived intangible assets were not impaired as of the annual testing date for the year ended December 31, 2010. For the year ended December 31, 2009, we determined that goodwill associated with three of our reporting units was impaired as of the testing date. For the year ended December 31, 2008, we performed this test at the annual testing date and impairment of goodwill was indicated for most of our reporting units. Then, due to a significant decline in the overall U.S. debt and equity markets which was deemed a triggering event, we performed the test at December 31, 2008 and impairment was indicated. We update our assumptions used in the preparation of our discounted cash flow analysis each year based largely upon unobservable inputs from management, which represent our best estimates of actual results over a long-term period, appropriately discounted as of the test date. Although the assumptions used vary from year-to-year based upon our perception of market conditions, the valuation methodology used to value goodwill was consistent for the years ended December 31, 2010, 2009 and 2008.
     For the years ended December 31, 2009 and 2008, we performed step two of the goodwill impairment test as prescribed by U.S. GAAP. In performing the two-step goodwill impairment test, we compared the fair value of each of our reportable units to its carrying value. We estimated the fair value of our reportable units by considering both the income approach and market approach. Under the market approach, the fair value of the reportable unit is based on market multiple and recent transaction values of peer companies. Under the income approach, the fair value of the reportable unit is based on the present value of estimated future cash flows using the discounted cash flow method. The discounted cash flow method is dependent on a number of unobservable inputs including projections of the amounts and timing of future revenues and cash flows, assumed discount rates and other assumptions. Based upon this initial testing, we determined that goodwill associated with several of our reporting units within our completion and production services business segments were impaired, which triggered step two. For step two, we calculated the implied fair value of goodwill and compared it to the carrying amount of that goodwill, by examining the fair value of the tangible and intangible property of these reportable units. The inputs for this model were largely unobservable estimates from management based on historical performance. We retained the assistance of a third-party appraiser to collect market data for a sample of assets from each of these reporting units to assess the market value of the property, plant and equipment of these reportable units, and the results were extrapolated to the asset population. Thus, the primary source for our assessment of value was based on management’s estimates and projections. The result of this analysis was a calculated goodwill impairment of $97,643 which is recorded in the accompanying statement of operations at December 31, 2009. This impairment charge of $97,643 was allocated to the completion and production services business segment in 2009. These impairments were deemed necessary due to an overall decline in oil and gas exploration and production activity throughout 2009. For the year ended December 31, 2008, goodwill with a carrying amount of $613,876 was written down to its implied fair value of $341,592, resulting in an impairment charge of $272,284, of which $272,006 was recorded as an impairment loss and $277 was recorded as a charge to cumulative translation adjustment in the accompanying balance sheet as of December 31, 2008. We continue to hold an investment in each of these reportable units for which impairment losses were recorded in 2009 and 2008.
     The following tabular presentation is presented for quantitative presentation of our significant fair value measurements for the years ended December 31, 2010, 2009 and 2008:

		Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
	Balance at	Assets	Inputs	Inputs	Total Gains
Description	Year end	(Level 1)	(Level 2)	(Level 3)	(Losses)
As of December 31, 2010:
Non-monetary exchange	$914	—	$914	$—	$493
Goodwill	247,675	—	—	247,675	—

	$248,589	—	$914	$247,675	$493

As of December 31, 2009:
Non-monetary exchange	$4,487	—	$4,487	$—	$(4,868)
Property, plant and equipment	100,820	—	—	100,820	(36,158)
Definite-lived intangible assets	187	—	—	187	(2,488)
Goodwill	240,965	—	—	240,965	(97,643)

	$346,459	—	$4,487	$341,972	$(141,157)

As of December 31, 2008:
Goodwill	$338,734	—	$—	$338,734	$(272,284)

(u) Investment in Unconsolidated Subsidiaries
     We constructed a salt water disposal well for a customer during 2009 at a cost of $1,497. In exchange for this service, we received a non-controlling interest in the company that owns and operates the well. In accordance with U.S. GAAP, we account for our interest in this company as an equity investment in an unconsolidated subsidiary, whereby we have recorded our initial investment as a long-term asset in the accompanying balance sheet at December 31, 2009, and record our portion of earnings or losses associated with this well as equity in earnings of unconsolidated subsidiaries, a component of income or expense in the current period. We have evaluated this ownership interest and determined that it does not constitute a variable interest entity, as that term is defined in current U.S. GAAP guidance. This well did not begin operating until late 2009, and we did not record any significant earnings or loss associated with these operations during the years ended December 31, 2009 or 2010.